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                                                                  EXHIBIT 10.20

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                      LET'S TALK CELLULAR OF AMERICA, INC.

                                       AND

                           NORTH POINT CELLULAR, INC.

                                       AND

                                MICHAEL WEINSTOCK

                                       AND

                                   MARC GREENE



                                 AUGUST 31, 1996


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         THIS AGREEMENT, dated as of August 31, 1996, is entered into by and among Let's Talk Cellular of America, Inc., a Florida corporation having its principal offices at 5200 N.W. 77th Court, Miami, Florida 33166 (the "Buyer"), and North Point Cellular, Inc., a Georgia corporation having its principal offices at 990 Holcomb Bridge Road, Suite 2, Roswell, Georgia 30076 (the "Seller"), and Michael Weinstock and Marc Greene (each individually, a "Shareholder" and together, the "Shareholders"; and the Shareholders and the Seller are collectively, the "Selling Parties" and each individually, a "Selling Party").

                                    ARTICLE 1
                  PURCHASE OF ASSETS; ASSUMPTION OF LIABILITIES

         1.1 Purchase of Assets. Subject to the terms and conditions set forth in this Agreement, the Seller agrees to sell, assign and transfer to the Buyer, and the Buyer agrees to purchase and acquire from the Seller on the Closing Date, all of the assets of the Seller, except for the Excluded Assets (collectively, the "Purchased Assets"), including, without limitation, the assets of the Seller set forth on Schedule 1.1 hereto.

         1.2  Excluded Assets.  The assets of the Seller set forth on Schedule
1.2 hereto shall not be transferred to the Buyer and are excluded from this Agreement (collectively, the "Excluded Assets").

         1.3 Assumption of Liabilities. The Buyer agrees to assume and discharge only the liabilities and obligations of the Seller set forth on
Schedule 1.3 hereto (collectively, the "Assumed Liabilities").

         1.4 Excluded Liabilities. All other liabilities of the Seller (the "Excluded Liabilities"), including, without limitation, the liabilities set forth on Schedule 1.4 hereto, shall not be assumed by the Buyer and shall be paid by the Seller.

                                    ARTICLE 2
                                 CLOSING MATTERS

         2.1 Date and Time. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Weinstock & Scavo, P.C., at 10:00 a.m. on the date hereof (the "Closing Date").

         2.2 Closing. At the Closing, and on the basis of the representations, warranties, covenants and agreements made herein and in the schedules hereto and in the certificates and other instruments delivered pursuant hereto, and subject to the terms and conditions hereof:

              (a) Transfer of Purchased Assets. The Seller shall transfer, convey, sell, assign and deliver to the Buyer all of the Seller's right, title and interest in the Purchased Assets by delivering to the Buyer bills of sale, assignments, and documents of conveyance, each duly executed and acknowledged by the Seller, and such other good and sufficient instruments of


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transfer and conveyance as shall be effective to vest in the Buyer all of the
Seller's right, title and interest in the Purchased Assets.

              (b) Purchase Price. The Buyer shall pay to the Seller the purchase price (the "Purchase Price") for the Purchased Assets by paying to the Seller the sum of $250,000.00 in cash or other immediately available funds, as adjusted pursuant to Section 2.4.

         2.3 Deliveries at Closing. At the Closing, the following documents shall be delivered:

              (a)  Assignments.   The Seller shall execute and deliver to the
Buyer the following assignments:

                   (i) an assignment of the Airtouch Agreement (as hereinafter defined), in the form attached hereto as
                         Exhibit 2.3(a)(i) (the "Airtouch Assignment"),

                   (ii) an assignment of each Lease (as hereinafter defined), substantially in the form attached hereto as Exhibit 2.3(a)(ii),

                   (iii) an assignment of the Advertising Agreement (as
                         hereinafter defined), substantially in the form attached hereto as Exhibit 2.3(a)(iii); and

                   (iv) an assignment covering each Customer Activation Agreement (as hereinafter defined) in the form attached hereto as Exhibit 2.3(a)(iv).

              (b) Bill of Sale. The Seller shall execute and deliver to the Buyer a bill of sale in the form attached hereto as Exhibit 2.3(b) (the "Bill of Sale").

              (c)  [Intentionally Omitted]

              (d) Legal Opinion. Legal counsel for the Selling Parties shall deliver a legal opinion to the Buyer in substantially the form attached hereto as Exhibit 2.3(d).

              (e) Employee Records. The Seller shall deliver to the Buyer all personnel records in the Seller's possession.

              (f)  Secretary's Certificate.   The Seller shall execute and
deliver to the Buyer a Secretary's Certificate, in the form attached hereto as
Exhibit 2.3(f).

              (g)  Name Change by the Seller. The Seller shall deliver to
Buyer, prior to the earlier of (x) the date 30 days from the date hereof and (y) the date of the release of funds from escrow provided for in the Consulting Agreement, evidence that it has changed its corporate name to a name that is dissimilar to, and not a variation of, North Point Cellular, Inc.

              (h) Affidavit of Michael Weinstock. Michael Weinstock shall execute and deliver to the Buyer an affidavit, in the form attached hereto as
Exhibit 2.3(h).



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              (i)  Customer Activation Agreements.  The Seller shall deliver to the Buyer substantially all copies and originals of the Customer Activation Agreements.

              (j) Consulting Agreements. The Seller shall execute and deliver to the Buyer a consulting agreement in the form attached hereto as Exhibit 2.3(j) (the "Consulting Agreement").

              (k) Advertising Agreement. The Seller shall deliver to the Buyer a true and complete copy of the Advertising Agreement.

         2.4 Closing Date Adjustments to the Purchase Price. All payments of rent, utilities, real estate taxes and other similar obligations for the account of the Seller shall be prorated as of the Closing Date, and the Purchase Price shall be adjusted accordingly.

         2.5 Amounts owed under Airtouch Agreement. Without making any adjustment to the Purchase Price: (i) amounts due and payable to the Seller by Airtouch under the Airtouch Agreement as of the Closing Date shall be paid directly to the Seller by the Buyer upon receipt by the Buyer of such amounts from Airtouch; and (ii) amounts due and payable to Airtouch by the Seller under the Airtouch Agreement as of the Closing Date shall be offset from the amounts received by the Buyer from Airtouch which are due and payable to the Seller by Airtouch under the Airtouch Agreement as of the Closing Date described in clause
(i), provided that if such amounts due and payable to Airtouch by the Seller exceed the amounts due and payable to the Seller by Airtouch and received by the Buyer, then the Seller shall promptly reimburse the Buyer for such excess.

         2.6 Estoppel Letters . The Seller shall deliver to the Buyer as soon as practicable after Closing (i) an estoppel letter from each lessor pursuant to each of the Leases, substantially in the form attached hereto as Exhibit 2.6 (each individually, an "Estoppel Letter" and collectively, the "Estoppel Letters") and (ii) the written consent of 990 Holcomb Bridge Road Associates, the lessor pursuant to Section 8 of the lease agreement set forth in Section 5.8 with respect to the sublease set forth therein.

                                    ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF SELLER.

         Each Selling Party hereby jointly and severally represents and warrants to the Buyer as follows as of the Closing Date:

         3.1 Due Organization. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia with full corporate power and authority to carry on its business as it is now being conducted, and to own, operate and lease its properties and assets. The Seller is duly qualified or licensed to transact business in good standing in every jurisdiction in which the conduct of its business or the ownership or lease of its properties requires it to be so qualified or licensed. The Seller has no subsidiaries.

         3.2 Due Authorization. Each Selling Party has full power and authority to enter into this Agreement and the agreements contemplated hereby and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement



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and all other agreements and transactions contemplated hereby have been duly authorized by the Board of Directors and shareholders of the Seller. This Agreement and all other agreements contemplated hereby to be entered into by any Selling Party each constitutes a legal, valid and binding obligation of such Selling Party, enforceable in accordance with its terms.

         3.3 No Violation. The execution, delivery and performance by the Selling Parties of this Agreement, and all other agreements contemplated hereby, and the fulfillment of and compliance with the respective terms hereof and thereof by such Selling Parties, do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default or event of default under, (c) result in the creation of any lien, security interest, encumbrance or charge upon the Seller's capital stock or assets (including, without limitation, the Purchased Assets) pursuant to, (d) give any third party the right to accelerate any obligations under, (e) result in a violation of, or (f) require any authorization, consent, approval, exemption or other action by, notice to, or filing with any third party or court or governmental instrumentality pursuant to, the charter or bylaws of the Seller, or, to the best knowledge of the each Selling Party, any applicable law, regulation, order, writ, statute, rule, injunction or decree of any court or governmental instrumentality or any agreement or instrument to which any of the Selling Parties or any of their properties are subject. Each Selling Party has complied, in all material respects, with all applicable laws, regulations and orders in connection with the execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby.

         3.4 Airtouch Commission Reports. Attached as Exhibit 3.4 hereto are true and complete copies of the commission reports prepared by Airtouch for the 12 most recent monthly periods (the "Airtouch Commission Reports").

         3.5 Financial and Operating Information. The Seller has provided the Buyer with true and complete copies of each of the Seller's 12 most recent monthly statements for account number 8801317465 at Sun Trust [Atlanta, N.A.].

              (a) Leases. Each of the lease and license agreements (each individually, a "Lease" and collectively, the "Leases") to which the Seller is a party. Each Lease is set forth under item (b) in Schedule 1.1.

              (b) Customer Activation Agreements. Each customer activation agreement (collectively, the "Customer Activation Agreements") between the Seller and each customer of the Seller that is delivered to the Buyer pursuant to Section 2.3(i), which Customer Activation Agreements provide for, among other things, charge-backs to be paid to the Seller by each customer.

              (c) Advertising Agreements. That certain Advertising Agreement by and between the Seller and The Atlanta Journal Constitution (the "Advertising Agreement"),

         3.6 Assumed Liabilities. Except for the Assumed Liabilities, the Buyer shall not be subject to and shall not have assumed any obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) of the Seller.



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         3.7  Title to Purchased Assets.  The Seller has good, valid and marketable title to all Purchased Assets, and none of such property is held by the Seller under any lease or conditional sales contract, or is subject to any security agreement, lien, encumbrance, charge, equity or claim. Upon delivery to the Buyer of the bills of sale, assignments and documents of conveyance referred to in Section 2.2(a), the Buyer shall receive good, valid and marketable title to all of the Purchased Assets free and clear of all liens, encumbrances, charges, equities and claims.

         3.8  Absence of Certain Change of Events.  Except as set forth on
Schedule 3.8 hereto, since June 30, 1996, (a) there has not been, to the best knowledge of each Selling Party, (i) any material adverse change in the business, operations, properties, assets, technology, condition (financial or otherwise) or liabilities of the Seller, in its employee, customer, supplier, distributor or franchise relations or relations with Airtouch or in the prospects of the Seller's business, or (ii) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition (financial or otherwise) of the Seller, its employee, customer, supplier, distributor or franchise relations or relations with Airtouch or the prospects of the Seller's business; and (b) the Seller has not (i) sold, transferred, leased, pledged or mortgaged or agreed to sell, transfer, lease, pledge, or mortgage any of its material assets, property or rights or canceled, waived or compromised or agreed to cancel, waive or compromise, any material debts, claims or rights, (ii) made or permitted any material amendment or early termination of any material contract, lease, agreement or license relating to the operation of its business, (iii) made any significant change in any method of accounting, or (iv) granted any general increase in the compensation of officers or employees (including, without limitation, any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment).

         3.9 Condition of Purchased Assets. To the best knowledge of each Selling Party, the Purchased Assets set forth under item (c) of Schedule 1.1 are in good operating condition and repair consistent with normal industry standards, except for ordinary wear and tear, and except for such assets which shall have been taken out of service on a temporary basis for repairs or replacement consistent with the Seller's prior practices and normal industry standards.

         3.10 Patents, Trademarks, Etc. Schedule 3.10 hereto contains a list of all of the material patents, trademarks, trade names, service marks and copyrights, and applications therefor, which are owned by or licensed to the Seller, or in which the Seller has any interest or which are presently being used in connection with the business, products or processes of the Seller's business, and any pending or current registration of any of the foregoing is set forth in Schedule 3.10 hereto. No Selling Party has been charged with infringement of, nor to the best knowledge of each Selling Party is any Selling Party threatened to be charged with infringement of, nor has any Selling Party infringed in any material respect, any unexpired patent, trademark, trademark registration, trade name, service mark, copyright, copyright registration or other proprietary right of any party in connection with the Seller's business.

         3.11 Litigation. Except as set forth on Schedule 3.11 hereto, there are no actions, suits or proceedings pending or, to the best of the knowledge of each Selling Party, threatened by or against any Selling Party, at law or in equity or before or by any governmental authority or instrumentality or before any arbitrator of any kind, (a) with respect to this Agreement or any of



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the other agreements or transactions contemplated hereby, or (b) with respect to the Purchased Assets, Assumed Liabilities or the Seller's business.

         3.12 Compliance with Law.   To the best knowledge of each Selling
Party, the Seller is and has been in material compliance with all applicable statutes, rules, regulations, ordinances, codes, orders, licenses, franchises, permits, authorizations and concessions, as such apply to the Seller's business, including, without limitation, any applicable building, zoning, antipollution, hazardous chemical, waste disposal, occupational safety, health or other law, ordinance or regulation in respect of any of the, offices, structures or operations of the Seller's business, and no Selling Party has received any notification alleging any violation of any of the foregoing.

         3.13 Consents and Approvals. To the best knowledge of each Selling Party, no notice to, consent, approval or authorization of, or declaration, filing or registration with, any federal, state or local governmental or regulatory authority, and no consent, approval or authorization of or notice to any other person or entity, is required to be made or obtained by or on behalf of any Selling Party in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

         3.14 Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon any Selling Party.

         3.15 Leases. All amounts due and payable thereunder by the Seller, including, without limitation, all rental, maintenance and marketing payments, have been made. To the best knowledge of each Selling Party, (i) each of the Leases is valid and enforceable and is in full force and effect, and, except as set forth on Schedule 3.15 hereto, there are no defaults, or events which constitute or would constitute (with notice or lapse of time or both) defaults, by the Seller or any subsidiary under any of such Leases or, to the knowledge of any Selling Party, by any other party thereto; (ii) the execution, delivery and performance by the Selling Parties of this Agreement and the agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby will not result in the termination of, or in any increase of any amounts payable under, any Lease; (iii) no Selling Party has received any notice that the landlord with respect to any Lease would refuse to renew such Lease upon expiration of the period thereof upon substantially the same terms; and
(iv) each Lease contains the entire agreement of the parties thereto with respect to the subject matter thereof.

         3.16 Airtouch Agreement.   To the best knowledge of each Selling Party,
that certain Sales Agent Agreement for Cellular Radiotelephone Service dated October 19, 1993 by and between Airtouch and the Seller, as amended by that certain Amendment to Sales Agent Agreement for Cellular Radiotelephone Service dated April 6, 1995 by and between Airtouch and the Seller, true and complete copies of which agreement and amendment are attached hereto as Exhibit 3.16 (the Sales Agent Agreement for Cellular Radiotelephone Service as so amended, the "Airtouch Agreement") is valid and enforceable. The Airtouch Agreement contains the entire agreement of the parties thereto with respect to the subject matter thereof.

         3.17 Disclosure.   Neither this Agreement nor any of the exhibits,
attachments, written statements, documents, certificates or other items prepared for or supplied to the Buyer by or on



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behalf of any Selling Party with respect to the transactions contemplated hereby contains any untrue statement of a material fact or omits a material fact known to any Selling Party necessary to make each statement contained herein or therein not misleading. There is no fact known to any Selling Party which any Selling Party has not disclosed to the Buyer in writing and of which any Selling Party or any of the Seller's officers, directors or executive employees is aware and which could reasonably be anticipated to have a material adverse effect upon the execution, delivery or performance of this Agreement or the agreements contemplated hereby or on the consummation of the transactions contemplated hereby and thereby.

         3.18 Activations.   To the best knowledge of each Selling Party, all
activations of radiotelephone service pursuant to the Customer Activation Agreements and all other activations of radiotelephone service reported by the Seller to Airtouch for payment pursuant to the Airtouch Agreement are good and collectible. All such activations are valid, genuine and subsisting, arise out of bona fide sales of radiotelephone service.

         3.19 Customer Activation Agreements. To the best knowledge of each Selling Party, each of the Customer Activation Agreements is valid and enforceable.

         3.20 Advertising Agreement. To the best knowledge of each Selling Party, the Advertising Agreement is valid and enforceable and contains the entire agreement of the parties thereto with respect to the subject matter thereof.

         3.21 Affidavit of Michael Weinstock. To the best knowledge of each Selling Party, the Affidavit of Michael Weinstock referred to in Section 2.3(h) is true and correct as of the date hereof.

                                    ARTICLE 4
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         The Buyer hereby represents and warrants to the Seller as follows as of the Closing Date:

         4.1 Due Organization. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida with full corporate power and authority to carry on its business as it is now being conducted, and to own, operate and lease its properties and assets. The Buyer is duly qualified or licensed to transact business in good standing in every jurisdiction in which the conduct of its business or the ownership or lease of its properties requires it to be so qualified or licensed.

         4.2 Due Authorization. The Buyer has full corporate power and authority to enter into this Agreement and the agreements contemplated hereby and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby have been duly authorized by the Board of Directors of the Buyer and no other corporate proceedings on its part are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement and all other agreements contemplated hereby to be entered into by the Buyer each constitutes a legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms.


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         4.3  No Violation.  The execution, delivery and performance by the
Buyer of this Agreement, and all other agreements contemplated hereby, and the fulfillment of and compliance with the respective terms hereof and thereof by the Buyer, do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default or event of default under, (c) result in the creation of any lien, security interest, encumbrance or charge upon the Buyer's capital stock or assets pursuant to, (d) give any third party the right to accelerate any obligations under, (e) result in a violation of, or (f) require any authorization, consent, approval, exemption or other action by, notice to, or filing with any third party or court or governmental instrumentality pursuant to, the charter or bylaws of the Buyer, or, to the best knowledge of the Buyer, any applicable law, regulation, order, writ, statute, rule, injunction or decree of any court or governmental instrumentality or any agreement or instrument to which the Buyer or any of its properties are subject. The Buyer has complied, in all material respects, with all applicable laws, regulations and orders in connection with the execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby.

         4.4 Brokerage. There are no brokerage commissions, finder's fees or similar compensation arrangements in connection with the transactions contemplated by this Agreement such as to give rise to any valid claim against the Buyer.

                                    ARTICLE 5
                                OTHER AGREEMENTS

         5.1 The Buyer to Make Records Available. After the Closing, the Buyer shall make available to the Seller as reasonably requested by the Seller or any taxing authority all information, records or documents relating to the Purchased Assets for all periods prior to Closing and shall preserve all such information, records and documents until two years after the Closing. Prior to destroying any records related to the Seller's business after the Closing Date, the Buyer shall notify the Seller of its intent to destroy such records, and the Buyer shall permit the Seller to retain any such records.

         5.2 Tax Allocation. The allocation of the Purchase Price to the Purchased Assets shall be as set forth in Schedule 5.2 hereto so as to comply with Section 1060 of the Internal Revenue Code of 1986, as amended.

         5.3 Employment Matters. The Buyer shall have the right, but not the duty, to offer employment to any or all of the employees currently or formerly employed by the Seller in the conduct of the Seller's business. The Buyer shall have no obligation in respect of, and assumes no responsibility for, accrued employment benefits of any kind claimed to belong or belonging to such employees (should there be any), including but not limited to pension or retirement benefits, stock, profit sharing, bonus or other incentive compensation plans, vacation pay, severance pay and benefits, payroll withholding, medical or dental plans or insurance plans.

         5.4. Non-Competition

              (a) General. Marc Greene agrees that for the period commencing on the Closing Date and ending on the third anniversary of the Closing Date, he will not serve as or be a consultant to or employee, officer, agent, director or owner of more than three percent (3%) of



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another corporation, partnership or other entity which competes with the Buyer within a 75 mile radius of the City of Atlanta in the Buyer's Business. The term "Buyer's Business" shall mean the business of selling cellular or wireless communications services or products. Marc Greene further agrees that for the period commencing on the Closing Date and ending on the third anniversary of the Closing Date, he (i) will not (x) solicit for employment, (y) endeavor in any way to entice away from employment with the Buyer, the Seller or their affiliates or (z) employ or contract with any employee of the Buyer or (for the purpose of competing with the Buyer in the Buyer's Business) the Seller or any of their affiliates who is an officer, a manager of any department, salesperson or any sub-agent, sub-contractor or other independent contractor of the Buyer or (for the purpose of competing with the Buyer in the Buyer's Business) the Seller or any of their affiliates, including, without limitation, any resellers of cellular or wireless communications services and (ii) will not solicit any person, corporation, partnership or other entity that is a customers of the Seller immediately prior to the Closing for the purpose of selling cellular or wireless communications services or products.

              (b) Non-Disclosure. Marc Greene hereby agrees that he shall, and shall cause his affiliates and their respective agents, accountants, legal counsel and other representatives and advisers (and shall use his best efforts to cause his employees), to hold in strict confidence all, and not divulge or disclose any, information concerning the Seller's trade secrets or the other information set forth under item (f) to Schedule 1.1 for the purpose of permitting such information to be used to compete with the Buyer in the Buyer's Business within a 75 mile radius of the City of Atlanta; provided, however, that the foregoing obligation of confidence shall not apply to (i) information that is or becomes generally available to the public other than as a result of a disclosure by any of the Selling Parties or any of their respective affiliates, employees, agents, accountants, legal counsel or other representatives or advisors (collectively, "Related Persons"), (ii) information that is or becomes available to the Selling Parties or any of their Related Persons after the Closing on a non-confidential basis prior to its disclosure by any of the Selling Parties or any of their Related Persons and (iii) information that is required to be disclosed by any of the Selling Parties or any of their Related Persons as a result of any applicable law, rule or regulation of any federal, state or local governmental authority; and provided, further, that the Selling Parties shall promptly notify the Buyer of any disclosure pursuant to clause
(iii) above.

              (c) Injunction. The parties hereto hereby acknowledge that a breach or violation by any of the Selling Parties or their Related Persons of any or all of the covenants and agreements contained in Section 5.4 may cause irreparable harm and damage to the Buyer in a monetary amount which may be virtually impossible to ascertain. As a result, each of the Selling Parties acknowledges and agrees that the Buyer shall be entitled to an injunction from any court of competent jurisdiction without having to post a bond and restraining any breach or violation of any or all of the covenants and agreements contained in Section 5.4 by the Selling Parties and/or their Related Persons, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other rights or remedies that the Buyer may possess hereunder, at law or in equity. Nothing contained in this
Section 5.4 shall be construed to prevent the Buyer from seeking and recovering from the Selling Parties damages sustained by it as a result of any breach or violation by any of them of any of the covenants or agreements contained in this
Section 5.4.




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         5.5  Confidential Documents.  No Selling Party shall retain any originals or copies of any of the following, whether written, printed or another form of hard copy, or in electronic or magnetic form or contained on a computer diskette or other similar media: (i) any of the Seller's customer lists; and
(ii) any product pricing materials relating to the Seller's business.

         5.6 Fees for Assignment of Leases. The Seller shall be liable for fees, if any, charged by the landlords in connection with the assignment of the Leases set forth under item (b) in Schedule 1.1 and for any fees related to any liabilities or obligations of the Seller (or any other person that is a party to the Lease) that arose or are otherwise asserted by reason of events, acts (or failure to act) or transactions occurring prior to the Closing Date.

         5.7  Bulk Sales.   The Buyer and the Selling Parties each hereby
acknowledge that the Selling Parties do not intend to comply with the Georgia Bulk Sales Act in connection with the execution, delivery and performance of this Agreement and the agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby. The Selling Parties, jointly and severally, shall indemnify and hold the Buyer harmless from any loss, liability or expense resulting from the Selling Parties' failure to comply therewith.

         5.8 Sublease of Seller's Principal Offices. The Buyer hereby agrees to sublease from the Seller the premises leased by Seller pursuant to that certain lease agreement dated as of October 24, 1995 by and between North Point Cellular, Inc. (d/b/a Peachtree Mobility) and 990 Holcomb Bridge Road Associates relating to the lease of Suite 2 in the building located at 990 Holcomb Bridge Road, Roswell, Fulton County, Georgia for a period of 90 days commencing on the Closing Date and to pay rent at the rate of $4,790 per month, which rent shall include all utilities. At the expiration of such 90-day period, the Buyer shall promptly vacate such premises. The Buyer and the Seller each hereby acknowledge and agree that whether or not such lease is so assigned, the Buyer shall be entitled to remove or otherwise dispose of the furniture, equipment and other contents of the leased premises that constitute the Purchases Assets purchased by the Buyer on the Closing Date.

         5.9 Claims of Shareholders. Each Shareholder hereby releases and gives up any and all claims that he has against the Purchased Assets, including, without limitation, those claims referred to in Schedule 5.9.

         5.10 Reimbursement. The Buyer shall promptly reimburse the Seller for any obligations of the Buyer after Closing that the Seller pays on behalf of the Buyer as agreed by the Buyer and Seller.

                                    ARTICLE 6
                                 INDEMNIFICATION

         6.1 Indemnification by the Seller. Each Selling Party agrees, jointly and severally, to indemnify and hold harmless the Buyer and its affiliates at all times against and in respect of all losses, liabilities, costs and expenses (including reasonable attorneys' fees) which arise out of or are based on (a) any taxes (federal, state or local) payable by the Seller or arising from the transactions contemplated hereby, (b) any breach of the representations, warranties, covenants or agreements of the Selling Parties set forth in this Agreement and (c) any Excluded Liabilities. The Buyer shall promptly notify any one of the Selling Parties in writing of all matters which may give rise to the right to indemnification hereunder. The Selling Parties shall not, without the prior written consent of the Buyer, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Buyer is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of the Buyer from all liability arising out of such claim, action, suit or proceeding. The Buyer and the Selling Parties shall keep each other informed of all settlement negotiations with third parties and of the progress of any litigation with third parties. The Buyer and the Selling Parties shall permit each other reasonable access to books and records and otherwise cooperate with all reasonable requests of each other in connection with any matter or claim for indemnification by a third party.

         6.2 Indemnification by the Buyer. The Buyer agrees to indemnify and hold harmless the Seller at all times against and in respect of (i) all losses, liabilities, costs and expenses (including reasonable attorneys' fees) which are caused by any breach of the representations, warranties, covenants or agreements of the Buyer set forth in this Agreement and (ii) any liabilities that accrue after the Closing Date in connection with the operation of the Seller's business. The Seller shall promptly notify the Buyer in writing of all matters which may give rise to the right to indemnification hereunder, it being understood that if the Buyer does not receive notice of any matter known to the Seller and as to which the Seller is entitled to indemnification hereunder in time to contest the determination of any such liability which is susceptible to being successfully contested, the Buyer shall not be obligated to indemnify the Seller with respect thereto. The Buyer shall have the right with the consent of the Seller, which shall not be unreasonably withheld, to settle all indemnifiable matters related to claims by third parties which are susceptible to being settled, and to defend (without the consent of the Seller) through counsel of its own choosing, at its own expense, any action which may be brought by a third party in connection therewith; provided, however, that the Seller shall have the right to have its counsel participate fully in such defense at its own expense. The Buyer and the Seller shall keep each other informed of all settlement negotiations with third parties and of the progress of any litigation with third parties. The Buyer and the Seller shall permit each other reasonable access to books and records and otherwise cooperate with all reasonable requests of each other in connection with any matter or claim for indemnification by a third party.

                                    ARTICLE 7
                                  MISCELLANEOUS

         7.1 Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, that neither this Agreement nor any of the rights, benefits or obligations hereunder shall be assigned or transferred, by operation of law or otherwise, by any Selling Party without the prior written consent of the Buyer.

         7.2 Survival. Any provision of this Agreement which contemplates the performance or existence of obligations after the Closing Date, and any and all representations and warranties set forth in this Agreement, shall not be deemed to be merged into or waived by the execution and delivery of the instruments executed at the Closing, but shall expressly survive Closing and shall be binding upon the party or parties obligated thereby in accordance with the terms of this Agreement, subject to any limitations expressly set forth in this Agreement.

         7.3 Severability. Each of the provisions contained in this Agreement shall be severable, and the unenforceability of one shall not affect the enforceability of any others or of the remainder of this Agreement.

         7.4 Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the transactions covered hereby, superseding all negotiations, prior discussions and preliminary agreements made prior to the date hereof and is not intended to confer upon any other person any rights or remedies hereunder.

         7.5 Modification. This Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by all of the parties hereto.

         7.6 Waiver The failure of any party to enforce any condition or part of this Agreement at any time shall not be construed as a waiver of that condition or part, nor shall such party forfeit any rights to future enforcement thereof.

         7.7 Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the internal laws of the State of Georgia.

         7.8 The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

         7.9 More than one counterpart of this Agreement may be executed by the parties hereto, and each fully executed counterpart shall be deemed an original.

         7.10 Remedies. The rights and remedies provided by this Agreement are cumulative, and the use of any one right or remedy by any party hereto shall not preclude or constitute a waiver of its right to use any or all other remedies. Such rights and remedies are given in addition to any other rights and remedies a party may have by law, statute or otherwise.

         7.11 Attorneys' Fees. In the event any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties upon final judgment on the merits reasonable attorneys' fees, including attorneys' fees for any appeal, and the costs incurred in bringing such suit or proceeding.

         7.12 Each party hereto shall, at the request of any other party, execute and deliver to such other party all such further instruments, assignments, assurances and other documents as such other party may reasonably request in connection with the carrying out of this Agreement.

         7.13 Notices. All communications, notices and consents provided for herein shall be in writing and be given in person or by means of telex, telecopy or other wire transmission (with confirmation of receipt in a manner typical with respect to communications of that type) or by mail, and shall become effective (i) on delivery if given in person, (ii) on the date of transmission and confirmation of receipt if sent by telex, telecopy or other wire transmission, or (iii) four business days after being deposited in the mails, with proper postage for first-class registered or certified air mail, prepaid.

         Notices shall be addressed as follows:

         If to the Buyer, to:     Let's Talk Cellular of America, Inc.
                                  5200 N.W. 77th Court
                                  Miami, Florida  33166
                                  Attn:  Mr. Nick Molina and Mr. Brett Beveridge
                                  Fax:  (305) 477-1359

         with a copy to:          Greenberg, Traurig, Hoffman,
                                   Lipoff, Rosen & Quentel, P.A.
                                  1221 Brickell Avenue
                                  Miami, Florida 33131
                                  Attn:  Jorge L. Freeland, Esq.
                                  Fax:  (305) 579-0717

         If to the Seller, to:    Weinstock & Scavo, P.C.
                                  305 Piedmont Road, N.E.
                                  Suite 300
                                  Atlanta, Georgia 30305
                                  Attn:  Michael Weinstock
                                  Fax:    (404) 231-1618

provided, however, that if either party shall have designated a different address by notice to the other as provided herein, then to the last address so designated.

         7.14 Expenses. The Seller shall bear its own expenses, including without limitation, legal fees and expenses, with respect to this Agreement and the transactions contemplated hereby. The Buyer shall bear its own expenses, including without limitation, legal fees and expenses, with respect to this Agreement and the transactions contemplated hereby.


                                      * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                     LET'S TALK CELLULAR OF AMERICA, INC.

                                     By:  /s/Brett Beveridge
                                        ------------------------
                                         Name:  Brett Beveridge
                                         Title: President


                                     NORTH POINT CELLULAR, INC.



                                     By:  /s/Marc Greene
                                        ------------------------
                                         Name:  Marc Greene
                                         Title: President

                                         /s/Michael Weinstock
                                        ------------------------
                                         Michael Weinstock

                                         /s/Marc Greene
                                        ------------------------
                                         Marc Greene

                                  SCHEDULE 1.1

                                PURCHASED ASSETS



         "Purchased Assets" shall be transferred to the Buyer and include, without limitation, the following:

         (a) Tradenames; Trademarks. All right, title and interest of the Seller in and to all tradenames and trademarks used in the operation of the Seller's business, all variants thereof and all goodwill associated therewith, including, but not limited to all rights in and to the names, "Peachtree Mobility" and "North Point Cellular, Inc."

         (b) Leases. All of the Seller's right, title and interest in and to the following Leases:

                  (i) Lease dated as of August 31, 1993 by and between Buckhead Cellular, Inc. (d/b/a Peachtree Mobility) and James B. Cummings related to the lease of a portion of a building located at 2955 Peachtree Road, City of Atlanta, Fulton County, Georgia.

                  (ii) Lease dated as of July 29, 1993 by and between North Point Cellular, Inc. (d/b/a Peachtree Mobility) and North Point Mall Limited Partnership relating to the lease of a portion of North Point Mall located in the City of Alpharetta, Fulton County, Georgia.

                  (iii) Lease dated as of April 13, 1994 by and between Town Center Cellular, Inc. (d/b/a AirTouch) and Cobb Place Associates, L.P. relating to the lease of Store No. 1424 in the Town Center at Cobb located in the City of Kennesaw, Cobb County, Georgia.

                  (iv) Lease dated as of April 13, 1994 by and between Gwinnett Cellular, Inc. (d/b/a Air Touch) and Gwinnett Place Associates, L.P. relating to the lease of Store No. 0522 in the Gwinnett Place Mall located in the City of Duluth, Gwinnett County, Georgia.

                  (v) License No. 1177 dated as of May 16, 1996 by and between North Point Cellular, Inc. (d/b/a Peachtree Mobility) and Perimeter Mall, Inc. relating to the license to sell from June 3, 1996 to August 31, 1996 retail cellular phones, phone accessories and phone services within Location No. 1002 of the Perimeter Mall located in the City of ___________ , Fulton/DeKalb County, Georgia.

                  (vi) License No. 1178 dated as of May 16, 1996 by and between North Point Cellular, Inc. (d/b/a Peachtree Mobility) and Perimeter Mall, Inc. relating to the license to sell from September 1, 1996 to December 31, 1996 retail cellular phones, phone accessories and phone services within Location No. 1002 of the Perimeter Mall located in the City of ___________, Fulton/DeKalb County, Georgia.

         (c) Equipment. All supplies, equipment, machinery, fixtures, furniture (except as set forth under item (e) on Schedule 1.2), leasehold improvements and other tangible property currently owned or used by the Seller in connection with the operation of its business, including, without limitation, the computer system used to catalogue the Seller's inventory and all of the foregoing property located at the premises leased by the Seller pursuant to that certain lease agreement set forth in Section 5.8 of this Agreement.

         (d) Airtouch Carrier Agreement. All of the Seller's right, title and interest in and to the Airtouch Agreement.

         (e) Business as a Going Concern. The business of the Seller as a going concern, including, without limitation, its franchises, permits, licenses, telephone numbers (including without limitation, the following numbers: (770) 645-6900, (770) 497-9330, (770) 425-7900, (770) 751-1211, (770) 395-9144 and
(404) 816-3663), signage, customer deposits, customer lists, vendor lists, referral lists and contracts, advertising materials and data, restrictive covenants, causes of action and similar obligations owing to the Seller, its officers, employees, agents and others, together with all books, computer software, files, papers, records and other data of the Seller relating to the assets, properties, business and operations of the Seller's business.

         (f) Trade Information. All proprietary knowledge, technical information, quality control data, processes (whether secret or not), methods, and other similar know-how or rights used in the conduct of the Seller's business, including, but not limited to, the areas of retailing, sales, marketing, advertising and personnel training and recruitment, together with all rights to use any and all information, trade secrets, patents, copyrights, trademarks, tradenames and other intangible properties that are necessary or customarily used by the Seller for the ownership, management or operation of its business.

         (g) Deposits. All utility, security, lease and other deposits and prepaid expenses attributable to the operation of the Seller's business, including, without limitation, the deposits under the Leases set forth in item
(b) of this Schedule 1.1.

         (h) Customer Activation Agreements. All of the Seller's right title and interest in and to the Customer Activation Agreements.

         (i) Invoices. All of the Seller's right title and interest in and to the invoices for fixtures, fixed assets and construction on the premises leased by the Seller pursuant to the Leases.

         (j) Advertising Agreement. All of the Seller's right, title and interest in and to the Advertising Agreement.

         (k) Other. All other property and rights of every kind or nature used by the Seller in the operation of its business (other than the Excluded Assets).

                                  SCHEDULE 1.2

                                 EXCLUDED ASSETS




"Excluded Assets" shall not be transferred to the Buyer and are as follows:

         (a) All inventories of the Seller relating to the operation of its business.

         (b) All corporate minute books of the Seller and any copies thereof.

         (c)      All of the Seller's accounts receivable.

         (d) All cash of the Seller in any of its cash registers, other point of sale equipment or in any other location.

         (e) All furniture located in Marc Greene's office at the principal offices of the Seller leased pursuant to the lease agreement set forth in
Section 5.8 of this Agreement.

         (f) Marc Greene's personal computer located at the premises set forth in item (e) above.

         (g) All of the Seller's bank records (excluding copies thereof), tax returns and personal correspondence between the Shareholders.

         (h) The Seller's account credit at the Chateau Elan Resort in Braselton, Georgia.

                                  SCHEDULE 1.3

                               ASSUMED LIABILITIES



         "Assumed Liabilities" shall be transferred to the buyer and are as follows:

         (a) The liabilities of the Seller under the Airtouch Agreement that accrue after the Closing Date or charge-backs which have accrued and have not been reported to the Seller by Airtouch as of the Closing Date for activations of radiotelephone service that have been subsequently terminated.

         (b) The liabilities of the Seller under the Leases that accrue after the Closing Date.

                                  SCHEDULE 1.4


                              EXCLUDED LIABILITIES

         "Excluded Liabilities" shall not be transferred to the Buyer and include, without limitation, the following:

         (a)      With regard to the Airtouch Agreement, the following:

                  (i) Any and all expenses, obligations or liabilities in connection with fraudulent activations reported to Airtouch by the Seller.

                  (ii) Cooperative charges for the account of the Seller relating to marketing expenses.

         (b) All sales, value added and other taxes, permit fees and other similar obligations or liabilities of the Seller.

         (c) Seller's pro rata share of the portions of the rental payments under the Leases which are based upon a percentage of the Seller's annual 1996 sales ("percentage rent"). For each Lease, such pro rata share shall be equal to the product of (i) the sum of such percentage rent and (ii) the result of dividing the number of days elapsed in 1996 prior to the Closing Date by 365.

         (d)      All matters set forth on Schedule 3.11.

                                  SCHEDULE 3.8

                            CERTAIN CHANGES OR EVENTS

                                  SCHEDULE 3.10

                            PATENTS, TRADEMARKS, ETC.


         The Notice of Publication under Section 12(a) of the Trademark Act of 1946, as amended, from the United States Department of Commerce, Patent and Trademark Office, dated June 14, 1996, Serial Number 75/023.838, and the related publication of the service mark pertaining thereto in the Marks Published For Opposition Section of the Official Gazette of The United States Patent and Trademark Office, Volume 1188, Number 3, dated July 16, 1996, page TM 265, copies of each of which are attached hereto.

                                  SCHEDULE 3.11

                                   LITIGATION

         (a) North Point Mall Limited Partnership vs. North Point Cellular, Inc., Civil Action File No. 96-ED-0275925, in the Magistrate Court of Fulton County, State of Georgia, and Civil Action File No. 96DD0002523 in the State Court of Fulton County, State of Georgia.

                                  SCHEDULE 3.15

                              LEASE DEFAULTS/CLAIMS


         (a)      [List of signage claims under certain Leases.]

                                  SCHEDULE 5.2

                          ALLOCATION OF PURCHASE PRICE

         (a) The Buyer will submit within 30 days a proposal for allocating the Purchase Price.

                                  SCHEDULE 5.9

                               SHAREHOLDER CLAIMS

         [See attached]

                                                              EXHIBIT 2.3(A)(II)



                               ASSIGNMENT OF LEASE


         THIS ASSIGNMENT OF LEASE (this "Assignment"), made as of August __, 1996 by and between NORTH POINT CELLULAR, INC. a Georgia corporation (the "Seller"), having its principal offices at 990 Holcomb Bridge Road, Suite 2, Roswell, Georgia 30076 and LET'S TALK CELLULAR OF AMERICA, INC., a Florida corporation (the "Buyer"), having its principal offices at 5200 N.W. 77th Court, Miami, Florida 33176.

         WHEREAS, the Seller and the Buyer, have entered into an Asset Purchase Agreement dated as of August ___, 1996 (the "Acquisition Agreement"; capitalized terms used herein without further definition are used with the meanings specified therefore in the Acquisition Agreement);

         WHEREAS, pursuant to the Acquisition Agreement, the Seller has agreed to assign to the Buyer the Lease; and

         WHEREAS, the Seller and the Buyer desire to execute this Assignment to further evidence the transfer of the Lease by the Seller to the Buyer;

         NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the Seller and the Buyer agree as follows:

         The Seller does hereby convey, assign and set over to the Buyer, its respective successors and assigns, all of the Seller's right, title and interest in and to the Lease Agreement dated as of ______________ by and between _______________ and ________________ (the "Lease").

         The Seller hereby represents to the best of its knowledge that:

         (1)      The Seller has good title to the Lease;

         (2) The Seller has not heretofore assigned any of its right, title and interest in and to the Lease;

         (3)      The Lease is in full force and effect.

         (4) The Seller is not in default in the performance of any of its covenants under the Lease and no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default in any material respect, and to its best knowledge, no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default, under the terms of the Lease.

         (5) The Lease has not been modified, altered or amended in any respect.

         (6) The Lease contains the entire agreement of the parties thereto with respect to the subject matter thereof.

         (7) Funds totaling $_________ have been deposited by the Seller under the Lease and are assigned to the Buyer hereunder.

         Other than as set forth herein, the Seller makes no representation or warranty, express or implied, with respect to the Lease.

         By its execution hereof, the Buyer accepts this Assignment, including all of the terms, conditions and obligations hereof imposed upon the Buyer. Except as otherwise expressly provided in the Acquisition Agreement or in any of the other documents executed in connection therewith; the Buyer assumes and agrees to perform and observe all of the terms, conditions, covenants and agreements required to be performed or observed by the Seller under the Lease accruing on or after the date hereof.

         This Assignment shall be governed by and construed in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, the Seller and the Buyer have caused this Assignment to be duly executed and delivered as of this ____ day of August, 1996.

                                           SELLER:


                                           NORTH POINT CELLULAR, INC.


                                           By:
                                              -----------------------------
                                           Name:
                                                ---------------------------
                                           Title:
                                                 --------------------------

                                           BUYER:

                                           LET'S TALK CELLULAR OF AMERICA,
                                           INC.



                                           By:
                                              -----------------------------
                                           Name:
                                                ---------------------------
                                           Title:
                                                 --------------------------

                                                             EXHIBIT 2.3(A)(III)


                       ASSIGNMENT OF ADVERTISING AGREEMENT


         THIS ASSIGNMENT (this "Assignment"), made as of August __, 1996 by and between NORTH POINT CELLULAR, INC. a Georgia corporation (the "Seller"), having its principal offices at 990 Holcomb Bridge Road, Suite 2, Roswell, Georgia 30076 and LET'S TALK CELLULAR OF AMERICA, INC., a Florida corporation (the "Buyer"), having its principal offices at 5200 N.W. 77th Court, Miami, Florida 33176.

         WHEREAS, the Seller and the Buyer, have entered into an Asset Purchase Agreement dated as of August ___, 1996 (the "Acquisition Agreement"; capitalized terms used herein without further definition are used with the meanings specified therefore in the Acquisition Agreement);

         WHEREAS, pursuant to the Acquisition Agreement, the Seller has agreed to assign to the Buyer the Advertising Agreement; and

         WHEREAS, the Seller and the Buyer desire to execute this Assignment to further evidence the transfer of the Advertising Agreement by the Seller to the Buyer;

         NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the Seller and the Buyer agree as follows:

         The Seller does hereby convey, assign and set over to the Buyer, its respective successors and assigns, all of the Seller's right, title and interest in and to the Advertising Agreement dated as of ______________ by and between the Seller and The Atlanta Journal Constitution (the "Advertising Agreement").

         The Seller hereby represents to the best of its knowledge that:

         (1) The Seller has not heretofore assigned any of its right, title and interest in and to the Advertising Agreement;

         (2)      The Advertising Agreement is in full force and effect.

         (3) The Seller is not in default in the performance of any of its covenants under the Advertising Agreement and no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default in any material respect, and to its best knowledge, no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default, under the terms of the Advertising Agreement.

         (4) The Advertising Agreement has not been modified, altered or amended in any respect.

         (5) The Advertising Agreement contains the entire agreement of the parties with respect to the subject matter thereof.

         (7) Funds totaling $0 have been deposited by the Seller under the Advertising Agreement and are assigned to the Buyer hereunder.

         Other than as set forth herein, the Seller makes no representation or warranty, express or implied, with respect to the Advertising Agreement.

         By its execution hereof, the Buyer accepts this Assignment, including all of the terms, conditions and obligations hereof imposed upon the Buyer. Except as otherwise expressly provided in the Acquisition Agreement or in any of the other documents executed in connection therewith; the Buyer assumes and agrees to perform and observe all of the terms, conditions, covenants and agreements required to be performed or observed by the Seller under the Advertising Agreement accruing on or after the date hereof.

         This Assignment shall be governed by and construed in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, the Seller and the Buyer have caused this Assignment to be duly executed and delivered as of this ____ day of August, 1996.

                                               SELLER:


                                               NORTH POINT CELLULAR, INC.


                                               By:
                                                  ---------------------------
                                               Name:
                                                    -------------------------
                                               Title:
                                                      -----------------------

                                               BUYER:

                                               LET'S TALK CELLULAR OF AMERICA,
                                               INC.




                                               By:
                                                  ---------------------------
                                               Name:
                                                    -------------------------
                                               Title:
                                                      -----------------------

                                                              EXHIBIT 2.3(A)(IV)


                  ASSIGNMENT OF CUSTOMER ACTIVATION AGREEMENTS


         THIS ASSIGNMENT (this "Assignment"), made as of August __, 1996 by and between NORTH POINT CELLULAR, INC. a Georgia corporation (the "Seller"), having its principal offices at 990 Holcomb Bridge Road, Suite 2, Roswell, Georgia 30076 and LET'S TALK CELLULAR OF AMERICA, INC., a Florida corporation (the "Buyer"), having its principal offices at 5200 N.W. 77th Court, Miami, Florida 33176.

         WHEREAS, the Seller and the Buyer, have entered into an Asset Purchase Agreement dated as of August ___, 1996 (the "Acquisition Agreement"; capitalized terms used herein without further definition are used with the meanings specified therefore in the Acquisition Agreement);

         WHEREAS, pursuant to the Acquisition Agreement, the Seller has agreed to assign to the Buyer each Activation Agreement; and

         WHEREAS, the Seller and the Buyer desire to execute this Assignment to further evidence the transfer of each Activation Agreement by the Seller to the Buyer;

         NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the Seller and the Buyer agree as follows:

         The Seller does hereby convey, assign and set over to the Buyer, its respective successors and assigns, all of the Seller's right, title and interest in and to each customer Activation Agreement by and between the Seller and each customer providing for the activation of radio-telephone service in connection with the Airtouch Agreement (each, an "Activation Agreement" and collectively, the "Activation Agreements").

         The Seller hereby represents that to the best of his knowledge that:

         (1) The Seller has not heretofore assigned any of its right, title and interest in and to any Activation Agreement;

         (2)      Each Activation Agreement is in full force and effect.

         (3) The Seller is not in default in the performance of any of its covenants under any Activation Agreement and no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default in any material respect, and to its best knowledge, no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default, under the terms of any Activation Agreement.

         (4) No Activation Agreement has been modified, altered or amended in any respect.

         (5) Attached hereto are true and complete copies of the Activation Agreements delivered to the Buyer pursuant to Section 2.3(i) of the Acquisition Agreement.

         Other than as set forth herein, the Seller makes no representation or warranty, express or implied, with respect to the Activation Agreements.

         By its execution hereof, the Buyer accepts this Assignment, including all of the terms, conditions and obligations hereof imposed upon the Buyer. Except as otherwise expressly provided in the Acquisition Agreement or in any of the other documents executed in connection therewith; the Buyer assumes and agrees to perform and observe all of the terms, conditions, covenants and agreements required to be performed or observed by the Seller under the Activation Agreements accruing on or after the date hereof.

         This Assignment shall be governed by and construed in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, the Seller and the Buyer have caused this Assignment to be duly executed and delivered as of this ____ day of August, 1996.

                                           SELLER:


                                           NORTH POINT CELLULAR, INC.


                                           By:
                                              -----------------------------
                                           Name:
                                                ---------------------------
                                           Title:
                                                 --------------------------

                                           BUYER:

                                           LET'S TALK CELLULAR OF AMERICA,
                                           INC.



                                           By:
                                              -----------------------------
                                           Name:
                                                ---------------------------
                                           Title:
                                                 --------------------------

                                                                  Exhibit 2.3(b)



                                 BILL OF SALE


         THIS BILL OF SALE effective as of August __, 1996, from NORTH POINT CELLULAR, INC., a Georgia corporation ("SELLER"), to LET'S TALK CELLULAR OF AMERICA, INC., a Florida corporation ("BUYER").

         KNOW ALL MEN BY THESE PRESENTS, that pursuant to that certain Asset Purchase Agreement dated August __, 1996, among BUYER, SELLER, and Michael Weinstock and Marc Greene (the "Asset Purchase Agreement") and in consideration of the payment of the Purchase Price (as defined in the Asset Purchase Agreement), the assumption by BUYER of certain of the liabilities, obligations and commitments of SELLER, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, SELLER hereby grants, conveys, assigns, transfers and delivers to BUYER, its successors and assigns, all of SELLER's right, title, interest and benefit in and to the Purchased Assets (as defined in the Asset Purchase Agreement), free and clear of any and all liabilities, liens, encumbrances, mortgages, security interests, pledges, restrictions and claims of any kind or nature, contingent or otherwise, except as expressly provided in that certain Asset Purchase Agreement of even date herewith.

         This Bill of Sale is subject to the terms and conditions of the Asset Purchase Agreement and the transactions contemplated thereby.

         All of the terms and provisions of this Bill of Sale shall be binding upon SELLER and its successors and assigns and shall inure to the benefit of BUYER and its successors and assigns.

         IN WITNESS WHEREOF, SELLER has caused this Bill of Sale to be signed in its name by its officer thereunto duly authorized as of the date first above written.


                                         NORTH POINT CELLULAR, INC.



                                         By:
                                             ---------------------------------

                                                                  EXHIBIT 2.3(D)


                     OPINION OF COUNSEL FOR SELLING PARTIES


         The following opinion shall be addressed to Let's Talk Cellular of America, Inc. Capitalized terms used herein without definition shall have the meanings as set forth in the Asset Purchase Agreement (the "Acquisition Agreement") dated as of August __, 1996 by and between Let's Talk Cellular of America, Inc., North Point Cellular, Inc., Michael Weinstock and Marc Greene.

         In such counsel's opinion, the Acquisition Agreement and the exhibits attached thereto, other than the consulting agreement, to be entered into by each Selling Party each constitutes a legal, valid and binding obligation of such Selling Party, enforceable in accordance with its terms.

         In such counsel's opinion and to the best of such counsel's knowledge:

         (1) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia with full corporate power and authority to carry on its business as it is now being conducted, and to own, operate and lease its properties and assets. The Seller is duly qualified or licensed to transact business in good standing in every jurisdiction in which the conduct of its business or the ownership or lease of its properties requires it to be so qualified or licensed. The Seller has no subsidiaries.

         (2) The Seller has good, valid and marketable title to all Purchased Assets, and none of such property is held by the Seller under any lease or conditional sales contract, or is subject to any security agreement, lien, encumbrance, charge, equity or claim. Upon delivery to the Buyer of the bills of sale, assignments and documents of conveyance referred to in Section 2.2(a) of the Acquisition Agreement, the Buyer shall receive good, valid and marketable title to all of the Purchased Assets free and clear of all liens, encumbrances, charges, equities and claims.

         (3) Each Selling Party has full power and authority to enter into the Acquisition Agreement and the agreements contemplated thereby and to consummate the transactions contemplated thereby. The execution, delivery and performance of the Acquisition Agreement and all other agreements and transactions contemplated thereby have been duly authorized by the Board of Directors and shareholders of the Seller.

         (4) The execution, delivery and performance by the Selling Parties of the Acquisition Agreement, and all other agreements contemplated thereby, and the fulfillment of and compliance with the respective terms thereof by such Selling Parties, do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default or event of default under, (c) result in the creation of any lien, security interest, encumbrance or charge upon the Seller's capital stock or assets (including, without limitation, the Purchased Assets) pursuant to, (d) give any third party the right to accelerate any obligations under, (e) result in a violation of, or
(f) require any authorization, consent, approval, exemption or other action by, notice to, or filing with any third party or court or governmental instrumentality pursuant to, the charter or bylaws of the Seller, or, to the best of our knowledge, any applicable law or regulation or any order, writ, statute, rule, injunction or decree of any court or governmental instrumentality known to us to which the Seller is subject or any agreement or instrument known to us to which any of the Selling Parties or any of their properties are subject. Each Selling Party has complied, in all material respects, with all applicable laws, regulations and orders in connection with the execution, delivery and performance of the Acquisition Agreement and all other agreements and transactions contemplated thereby.

         (5) Except as set forth in the Acquisition Agreement, there are no actions, suits or proceedings pending or, to the best of our knowledge, threatened by or against any Selling Party, at law or in equity or before or by any governmental authority or instrumentality or before any arbitrator of any kind, (a) with respect to the Acquisition Agreement or any of the other agreements or transactions contemplated thereby, or (b) with respect to the Purchased Assets, Assumed Liabilities or the Seller's business.

         (6) No notice to, consent, approval or authorization of, or declaration, filing or registration with, any federal, state or local governmental or regulatory authority, and no consent, approval or authorization of or notice to any other person or entity, is required to be made or obtained by or on behalf of any Selling Party in connection with the execution, delivery and performance of the Acquisition Agreement and the consummation of the transactions contemplated thereby.

                                                                  EXHIBIT 2.3(F)



         CERTIFICATE OF SECRETARY OF NORTH POINT CELULAR, INC.


         I, Michael Weinstock, hereby certifiy that:


         1. I am duly elected, qualified and acting Secretary of North Point Cellular, Inc., a Georgia corporation (the "Corporation"), and as such, have access to the books and records of the Corporation, and am personally familiar with the facts concerning the matters herein certified.

         2. Attached hereto as Exhibit "A" is a true and correct copy of a Consent to Actions Taken by the Shareholders and Directors of the Corporation, as of the date of this Certificate, and such Consent is in full force and effect, and is filed with the records of the Corporation.

         4. The following named persons are, as of the date hereof, the only directors of the Corporation, and each is qualified and acting in the office set forth below, opposite his name.

NAME                       OFFICE                     SIGNATURE
----                       ------                     ---------

Marc S. Greene             President
                                                      -------------------------

Michael Weinstock          Secretary
                                                      -------------------------

         5. The signature appearing opposite the name of such persons as set forth above is such person's genuine signature and Let's Talk Cellular, Inc. may rely on the form of such signature in accepting any document referred to in the Consent attached hereto as Exhibit "A".

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the
corporate seal of the Corporation on this      day of               , 1996.
                                          ----        --------------

                                    NORTH POINT CELLULAR, INC.



                                    -----------------------------------------
                                    Michael Weinstock, Secretary

                                                                  EXHIBIT 2.3(H)


                                    AFFIDAVIT



STATE OF GEORGIA             )
                             )  SS:
COUNTY OF __________         )


         BEFORE ME, the undersigned authority, personally appeared Michael Weinstock, who, after first being duly sworn, deposes and says that the following facts are true and correct and given on personal knowledge:

         1. I, Michael Weinstock, have no present intent (i) to serve as or be a consultant to or employee, officer, agent, director or owner of more than three percent (3%) of another corporation, partnership or other entity which competes with the Buyer within a 75 mile radius of the City of Atlanta in the Buyer's Business (the term "Buyer's Business" means the business of selling cellular or wireless communications services or products); (ii) either (x) to solicit for employment, (y) to endeavor in any way to entice away from employment with the Buyer or its affiliates or (z) to employ any employee of the Buyer or any of its affiliates who is an officer, a manger of any department, salesperson or any sub-agent, sub-contractor or other independent contractor, including, without limitation, any resellers of cellular or wireless communications services; or
(iii) to solicit any person, corporation, partnership or other entity that is a customer of the Seller immediately prior to the Closing for the purpose of selling cellular or wireless communications services or products. Capitalized terms not defined above have the meanings given in that certain Asset Purchase Agreement dated as of August __, 1996 by and among Let's Talk Cellular of America, Inc., North Point Cellular, Inc., Michael Weinstock and Marc Greene.

         FURTHER AFFIANT SAYETH NAUGHT.




                                             ---------------------------------

STATE OF GEORGIA             )
                             )        SS:
COUNTY OF __________         )

         Sworn to and subscribed before me this _____ day of ______________, 19_____. He/she/they personally appeared before me, is/are personally known to me or produced ____________ ____________________ as identification, and [did]
[did not] take an oath.


                                     Notary:
                                             ---------------------------------
         [NOTARIAL SEAL]             Print Name:
                                                ------------------------------
                                     Notary Public, State of
                                                             -----------------
                                     My commission expires:
                                                            ------------------

                                                                  EXHIBIT 2.3(J)



                              CONSULTING AGREEMENT


         CONSULTING AGREEMENT (this "Agreement") dated as of August __, 1996, between Let's Talk Cellular of America, Inc., a Florida corporation (the "Corporation"), and North Point Cellular, Inc., a Georgia corporation (the "Consultant").

         WHEREAS, the Consultant is willing to make its expertise and experience available to the Corporation upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Term. For the period commencing on the date hereof and ending on the date 30 months after the date thereof (the "Term"), the Consultant shall provide advisory services to the Corporation as provided in Section 2.

         2.       Services.

                  (a)      Subject to the restrictions set forth in paragraph
(b) below, during the Term the Consultant shall provide to the Corporation on a non-exclusive basis advisory services relating to budgeting, developing projections, administrative issues, financial reporting and other projects as reasonably requested by the Corporation. The Consultant may provide its services hereunder from its own place of business during the Consultant's normal business hours according to a schedule reasonably acceptable to the Consultant and by way of, among other means, telephone consultation or written correspondence and otherwise in the manner reasonably acceptable to the Consultant. The Corporation shall provide the Consultant with reasonable notice of any services requested. The Consultant's services shall include obtaining on behalf of the Corporation those certain estoppel letters set forth in the Escrow Agreement (as hereinafter defined). With respect to each such estoppel letter that the Consultant delivers to the Corporation, the Corporation shall promptly pay to the consultant an amount equal to the deposit held by the landlord with respect to the lease referred to in such estoppel letter. The Consultant shall not be obligated to devote more than hours in any month to the provision of services hereunder

                  (b) The Consultant agrees that agrees that for the period commencing on the date hereof (the "Closing Date") and ending on the third anniversary of the Closing Date, it will not serve as or be a consultant to or owner of more than three percent (3%) of another corporation, partnership or other entity which competes with the Corporation within a 75 mile radius of the City of Atlanta in the Corporation's Business. The term "Corporation's Business" shall mean the business of selling cellular or wireless communications services or products. The Consultant further agrees that for the period commencing on the Closing Date and ending on the third anniversary of the Closing Date, it (i) will not (x) solicit for employment, (y) endeavor in any way to entice away from employment with the Corporation or its affiliates or (z) employ any employee of the Corporation or any of its affiliates who is an officer, a manager of any department, salesperson or any sub-agent, sub-contractor or other independent contractor, including, without limitation, any resellers of cellular or wireless communications services and (ii) will not solicit any person, corporation, partnership or other entity that is a customer of the Corporation for the purpose of selling cellular or wireless communications services or products.

                  (c) The parties hereto hereby acknowledge that a breach or violation by the Consultant of any or all of the covenants and agreements contained in paragraph (b) above may cause irreparable harm and damage to the Corporation in a monetary amount which may be virtually impossible to ascertain. As a result, the Consultant acknowledges and agrees that the Corporation shall be entitled to an injunction from any court of competent jurisdiction without having to post a bond and restraining any breach or violation of any or all of the covenants and agreements contained in paragraph (b) above by the Consultant, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other rights or remedies that the Corporation may possess hereunder, at law or in equity. Nothing contained in this Section 2 shall be construed to prevent the Corporation from seeking and recovering from the Consultant damages sustained by it as a result of any breach or violation by it of any of the covenants or agreements contained in this
Section 2.

         3. Fees. In consideration of its agreement to act as a Consultant pursuant to the terms of this Agreement, the Corporation hereby agrees to pay the Consultant at the execution of this Agreement the sum of (i) $175,000 by wire transfer of immediately available funds and (ii) $425,000 subject to an escrow agreement in the form attached hereto as Exhibit A.

         4. Expenses. The Consultant shall pay any and all costs or expenses incurred by it in connection with any services it provides to the Corporation hereunder.

         5. Confidentiality. All information, knowledge and data relating to or concerned with the operations, business and affairs of either the Consultant or the Corporation, as the case may be, which are exchanged by the parties hereto in connection with the performance by the Consultant of its duties hereunder (including the existence of this Agreement) shall be the property of the Corporation and be treated as confidential information and shall be held in a fiduciary capacity by the parties hereunder. The Consultant shall not disclose or divulge such information to any firm, person, corporation or other entity other than in connection with the performance of its duties hereunder.

         6. Independent Contractor. In performing the services provided for hereunder, the Consultant is acting as an independent contractor, and the Consultant's employees at all times during the term of this Agreement shall be in the employment of and under the supervision and responsibility of the Consultant, and no person employed by the Consultant either directly or indirectly shall be deemed by virtue of this Agreement, or any other agreement related to the Business, to be the servant, agent or employee of the Corporation or any affiliate of the Corporation for any purpose whatsoever.

         7. Assignment. All of the terms of this Agreement shall inure to the benefit of, be enforceable by and be binding upon the parties hereto and their respective successors and assigns; provided, that the Consultant shall not have the right to assign his rights or duties hereunder or any interest herein without the prior written consent of the Corporation.

         8. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given if sent by registered or certified mail, return receipt requested, with first-class postage fees prepaid, or if hand delivered against receipt or if sent via facsimile transmission upon electronic confirmation of receipt thereof during normal business hours, to the applicable party at the address indicated below:

                  If to the Consultant:




                  If to the Corporation:





or, to each party, to such other address as shall be designated by such party in a written notice to the other party pursuant to the provisions of this Section
8. All such notices, requests, demands and other communications shall be effective when sent.

         9. Severability. In the event any part of this Agreement, for any reason, shall be finally adjudged by any court of competent jurisdiction to be invalid, such judgment shall not affect, impair or invalidate the remainder of this Agreement and this Agreement shall be reformed consistent with the original objectives of this Agreement. The invalidity of any part or parts of this Agreement shall not relieve the parties from their other duties and obligations under this Agreement.

         10. Waiver. The failure of either party to enforce any provision of this Agreement or exercise any right granted hereby shall not be construed to be a waiver of such provision or right nor shall it affect the validity of this Agreement or any part hereof or limit in any way the right of either party subsequently to enforce any such provision or exercise such right in accordance with its terms.

         11. No Third-Party Beneficiaries. This Agreement shall be construed to be for the benefit of only the parties hereto and shall confer no right or benefit upon any other person based on the theory of third party beneficiaries or otherwise.

         12. Amendments. The term of this Agreement may be amended, modified, discharged, waived or terminated only by a written instrument executed by both parties or, in the case of a waiver, by the party waiving compliance, unless such waiver is conditional.

         13. Titles and Headings. The titles and headings included in this Agreement are inserted for convenience only and shall not be deemed to be a part of or considered in construing this Agreement, nor limit or otherwise affect the meaning hereof.

         14. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and which together shall constitute but one and the same instrument.

         15. Entire Agreement. This Agreement and the Full Unconditional Release constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and no amendment or modification hereof shall be valid or binding unless made in writing and signed by the party against whom enforcement thereof is sought.

         16. Applicable Law. This Agreement shall be governed, interpreted and construed in accordance with the laws of the State of Georgia without regard to choice-of-law principles thereof.

         17. Limits of Liability. No party shall have any liability hereunder to the other except for wilful misconduct or violation of any applicable law. No direct or indirect shareholder, officer, director or agent of the Consultant shall have any obligation or liability hereunder or with respect to any judgments obtained by any party against such corporation.


                           *          *          *

         IN WITNESS WHEREOF, the parties hereto have caused this Consulting Agreement to be duly executed on the date and year first above written.


                                   LET'S TALK CELLULAR OF AMERICA,
                                   INC.



                                   By:
                                       --------------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------



                                   NORTH POINT CELLULAR, INC.



                                   By:
                                       --------------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                                                     EXHIBIT 2.6

                                 ESTOPPEL LETTER

         THIS ESTOPPEL LETTER (this "Agreement") dated as of _____________, 199_, by and between __________________________________________________, whose address is _________________________________ ("Landlord"),
_______________________________, a ___________ corporation ("Tenant").

         WHEREAS, the Tenant has by a written lease dated ______________, 19__ (as amended from time to time hereinafter called the "Lease") leased from the Landlord all or part of certain real estate and improvements thereon located on the property more particularly described in Exhibit A hereto (the "Premises");

         WHEREAS, Let's Talk Cellular of America, Inc., a Florida corporation (the "Purchaser") intends to acquire all of the assets of the Tenant (the "Acquisition") and desires to have the Lease assigned to it prior to the consummation of the Acquisition;

         WHEREAS, the Purchaser and the Tenant desire to obtain the consent of the Landlord to facilitate the consummation of the Acquisition.

         NOW, THEREFORE, in consideration of the premises hereof and mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Consent to Acquisition. The Landlord hereby acknowledges and agrees that (a) the Purchaser may acquire the assets of the Tenant and such Acquisition does not constitute a breach of, or default under, or modify the terms of, the Lease and, to the extent the Lease contains any provision to the contrary, such provisions are hereby waived with respect to the Acquisition, and
(b) the Tenant may assign the Lease to the Purchaser.

         2. Acknowledgement of Security Interest. The Landlord acknowledges that the Purchaser and/or Tenant has or will execute and deliver a security agreement (the "Security Agreement") in favor of its lenders on the Lease and (a) all property, including, without limitation, trade fixtures, equipment and inventory located on or used in connection with the Premises by the Tenant, and (b) operating licenses and permits now or at any time hereafter relating to the use of the Premises (all such property being collectively referred to as the "Collateral") and the Landlord agrees that the execution, delivery and performance of the Security Agreement by the Purchaser and its lenders do not constitute a breach of, or default under, or modify the terms of, the Lease.

         3. Acknowledgment of Certain Rights. The Landlord hereby acknowledges that (i) the Tenant intends to enter into (A) an Assignment, Assumption and Consent Agreement (the "AirTouch Assignment") by and among the Tenant, the Purchaser and AirTouch Cellular of Georgia ("AirTouch") providing for, among other things, the assignment to the Purchaser of that certain Sales Agent Agreement dated October 19, 1993 by and between AirTouch and the

Tenant, as amended by an Amendment to Sales Agent Agreement for Cellular Radiotelephone Service dated April 6, 1995 (as so amended, the "Sales Agent Agreement") and (B) an Amendment Number Two to Sales Agent Agreement for Cellular Radiotelephone Service by and between AirTouch and Purchaser and (ii) pursuant to the AirTouch Assignment, AirTouch will have (A) the right to approve or disapprove certain transfers of the Purchaser's right, title or interest in any lease for certain of its retail stores, including the Lease, or any right, title or interest in either of the trade names "Peachtree Mobility" or "Let's Talk Cellular and Wireless" and (B) a right of first refusal in certain circumstances to purchase Tenant's right, title or interest in any or all of the leases for certain of its retail stores, including the Lease, or any of Tenant's right, title or interest in either of the trade names "Peachtree Mobility" or "Let's Talk Cellular and Wireless."

         4. No Defaults. The Landlord acknowledges and agrees that there are no existing defaults under the Lease on the part of the Landlord and the Tenant, the Tenant has paid all rent through the last day of the whole calendar month ending prior to the date hereof and the Tenant has performed all covenants required of the Tenant under the terms of the Lease prior to the date hereof.

         5. Notices. Any notice(s) required or desired to be given hereunder (a) to the Landlord shall be in writing directed to __________________________________, Attention: _____________________________,
and (b) to the Purchaser shall be directed to Let's Talk Cellular of America, Inc., Attention: ___________________________. All notices hereunder shall be sent by prepaid certified or registered mail, return receipt requested, or delivered to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory with such carrier, made for the payment of such fees.

         6. Amendments; Notice of Assignment of Interests. The agreements contained herein may not be modified or terminated orally and shall be binding upon and inure to the benefit of the parties hereto and their respective successors or assigns. The Lenders shall promptly notify the Landlord, in the event that the Lenders shall assign their right, title and interest in or under the Security Agreement to any third person. The Landlord shall promptly notify the Lenders in the event that the Landlord shall assign or encumber its interest in the Premises or under the Lease.

         7. Deposits. The Landlord currently holds deposits of the Tenant under the Lease totaling $________________.

         8. Tenant's Obligations. THIS AGREEMENT SHALL NOT IMPAIR OR OTHERWISE AFFECT TENANT'S OBLIGATIONS TO PAY RENT AND ANY OTHER SUMS PAYABLE BY TENANT OR TO OTHERWISE PERFORM ITS OBLIGATIONS TO THE LANDLORD PURSUANT TO THE TERMS OF THE LEASE.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                           [LANDLORD]


                                           By:
                                              ----------------------------
                                           Title:
                                                  ------------------------

                                           [TENANT]



                                           By:
                                              ----------------------------
                                           Title:
                                                  ------------------------

STATE OF _________________          )
                                    ) SS
COUNTY OF ________________          )


         On this ____ day of __________________, 199_, before me, the undersigned, a Notary Public in and for the __________________________, personally appeared _________________ _________________________, to me personally known, who, being by me duly sworn, did say that he is the _____________________________ of said corporation executing the within and foregoing instrument; that (no seal has been procured by the said) (the seal affixed thereto is the seal of said) corporation; that said instrument was signed (and sealed) on behalf of said corporation by authority of its Board of Directors; and that the said ________________ _______________________________ as such officer acknowledged the execution of said instrument to be the voluntary act and deed of said corporation, by it and by him voluntarily executed.



                                       -------------------------------------
                                             Notary Public in and for the
                                             ----------------------------



















                                      -3-